Exhibit 99.2

Liberty Interactive Corporation and Subsidiaries

Condensed Pro Forma Consolidated Financial Statements

June 30, 2011

(unaudited)

On September 23, 2011 Liberty Interactive Corporation (“Liberty”) (formerly known as Liberty Media Corporation) completed a plan to Split-Off the businesses, assets and liabilities attributed to Liberty’s Capital Group tracking stock and to Liberty’s Starz Group tracking stock by redeeming all of the outstanding shares of Liberty’s Capital Group tracking stock and Liberty’s Starz Group tracking stock for all of the outstanding shares of a wholly owned subsidiary, Liberty Media Corporation (formerly known as Liberty CapStarz, Inc. and prior thereto as Liberty Splitco, Inc.) (“Splitco”)  (the “Split-Off”).

Splitco holds the businesses, assets and liabilities previously attributed to the Liberty Capital Group and Liberty Starz Group.  Upon the completion of the Split-Off, Splitco and Liberty are separate publicly traded companies and operate independently, with neither company having an ownership interest in the other.

At the time of the Split-Off, the common stock of Splitco was divided into two tracking stock groups, with the Splitco Capital Group tracking substantially all of the assets and liabilities that were previously attributed to the Liberty Capital Group and the Splitco Starz Group tracking all of the assets and liabilities that were previously attributed to the Liberty Starz Group.

On February 9, 2011, the 3.125% Exchangeable Senior Debentures and the stock into which such debt is exchangeable was reattributed from the Liberty Capital Group to the Liberty Interactive Group (the “TWX Reattribution”).

The following unaudited condensed pro forma consolidated balance sheet of Liberty dated as of June 30, 2011 assumes that the Split-Off had been completed as of such date.  The following unaudited condensed pro forma consolidated statements of operations of Liberty for the six months ended June 30, 2011 and 2010 assumes that the Split-Off and the TWX Reattribution had been completed as of January 1, 2010.  The unaudited pro forma results do not purport to be indicative of the results that would have been obtained if such transactions had been completed as of such dates.

The Split-Off will be accounted for at historical cost since the Splitco common stock was distributed pro rata to the holders of Liberty Capital Group tracking stock and Liberty Starz Group tracking stock.

Liberty Interactive Corporation and Subsidiaries

Condensed Pro Forma Consolidated Balance Sheet

June 30, 2011

(unaudited)

		Less:
	Liberty	Splitco	Liberty
	historical	historical (1)	pro forma
	amounts in millions
Assets
Cash	$3,414	2,102	1,312
Other current assets	3,698	1,846	1,852
Cost investments	4,244	2,983	1,261
Equity investments	1,478	460	1,018
Property and equipment, net	1,275	231	1,044
Intangible assets not subject to amortization	9,016	486	8,530
Other assets	3,453	1,119	2,334
Total assets	$26,578	9,227	17,351

Liabilities and Equity
Current liabilities	$5,096	3,075	2,021
Long-term debt	5,957	38	5,919
Deferred tax liabilities	2,465	—	2,465
Other liabilities	1,098	829	269
Total liabilities	14,616	3,942	10,674

Total stockholders’ equity	11,866	5,290	6,576
Noncontrolling interest	96	(5)	101
Total equity	11,962	5,285	6,677

Total liabilities and equity	$26,578	9,227	17,351

Liberty Interactive Corporation and Subsidiaries

Condensed Pro Forma Consolidated Statement of Operations

Six Months Ended June 30, 2011

(unaudited)

		Less:	Add:
	Liberty	Splitco	TWX	Liberty
	historical	historical (1)	Reattribution (2)	pro forma
	amounts in millions, except per share amounts
Revenue	$5,915	1,511	—	4,404

Cost of sales	(2,775)	—	—	(2,775)
Operating, selling, general and administrative expenses	(1,755)	(924)	—	(831)
Depreciation and amortization	(338)	(41)	—	(297)
Legal settlement	7	7	—	—
Operating income	1,054	553	—	501

Interest expense	(227)	(10)	(4)	(221)
Share of earnings (loss) of affiliates, net	7	(50)	—	57
Realized and unrealized gains (losses) on financial instruments, net	186	176	(20)	(10)
Gains (losses) on dispositions, net	(2)	(2)	—	—
Other income (expense), net	72	51	—	21

Earnings from continuing operations before income taxes	1,090	718	(24)	348
Income tax expense	(422)	(298)	9	(115)

Earnings from continuing operations	$668	420	(15)	233

Basic earnings (loss) from continuing operations per common share:
Series A and Series B Liberty Starz common stock	2.35			n/a
Series A and Series B Liberty Capital common stock	3.70			n/a
Series A and Series B Liberty Interactive common stock	0.41			0.39
Diluted earnings (loss) from continuing operations per common share:
Series A and Series B Liberty Starz common stock	2.35			n/a
Series A and Series B Liberty Capital common stock	3.63			n/a
Series A and Series B Liberty Interactive common stock	0.41			0.38
Basic weighted average outstanding common shares:
Series A and Series B Liberty Starz common stock	51			n/a
Series A and Series B Liberty Capital common stock	81			n/a
Series A and Series B Liberty Interactive common stock	599			599
Diluted weighted average outstanding common shares:
Series A and Series B Liberty Starz common stock	53			n/a
Series A and Series B Liberty Capital common stock	83			n/a
Series A and Series B Liberty Interactive common stock	606			606

Liberty Interactive Corporation and Subsidiaries

Condensed Pro Forma Consolidated Statement of Operations

Six Months Ended June 30, 2010

(unaudited)

		Less:	Add:
	Liberty	Splitco	2010	TWX	Liberty
	historical	historical (1)	reattribution (3)	Reattribution (2)	pro forma
		amounts in millions except per share amounts

Revenue	$5,062	984	—	—	4,078

Cost of sales	(2,578)	—	—	—	(2,578)
Operating, selling, general and administrative expenses	(1,631)	(903)	—	—	(728)
Depreciation and amortization	(326)	(46)	—	—	(280)
Impairment of long-lived assets	—	—	—	—	—
Operating income	527	35	—	—	492

Interest expense	(344)	(34)	(8)	(18)	(336)
Share of earnings (loss) of affiliates, net	48	(11)	(2)	—	57
Realized and unrealized gains on financial instruments	86	54	15	28	75
Gains on dispositions, net	388	24	—	—	364
Other income (expense), net	—	46	—	—	(46)

Earnings from continuing operations before income taxes	705	114	5	10	606
Income tax expense	(265)	(59)	(2)	(4)	(212)

Earnings from continuing operations	$440	55	3	6	394

Basic earnings (loss) from continuing operations per common share:
Series A and Series B Liberty Starz common stock	2.36				n/a
Series A and Series B Liberty Capital common stock	(0.66)				n/a
Series A and Series B Liberty Interactive common stock	0.65				0.66
Diluted earnings (loss) from continuing operations per common share:
Series A and Series B Liberty Starz common stock	2.31				n/a
Series A and Series B Liberty Capital common stock	(0.66)				n/a
Series A and Series B Liberty Interactive common stock	0.64				0.66
Basic weighted average outstanding common shares:
Series A and Series B Liberty Starz common stock	50				n/a
Series A and Series B Liberty Capital common stock	95				n/a
Series A and Series B Liberty Interactive common stock	595				595
Diluted weighted average outstanding common shares:
Series A and Series B Liberty Starz common stock	51				n/a
Series A and Series B Liberty Capital common stock	95				n/a
Series A and Series B Liberty Interactive common stock	601				601

Liberty Interactive Corporation and Subsidiaries

Notes to Condensed Pro Forma Consolidated Financial Statements

June 30, 2011

(unaudited)

(1)                            Represents the historical financial position and results of operations of Splitco.  Such amounts were derived from the historical combined financial statements of Splitco as reported in the Quarterly Report on Form 10-Q for the period ending June 30, 2011 as filed with the Securities and Exchange Commission on August 11, 2011.

(2)                            The historical combined financial statements of Splitco include some activity for the period that the 3.125% Exchangeable Senior Debentures and the stock into which such debt is exchangeable were attributed to the Liberty Capital Group.  On February 9, 2011, Liberty’s board of directors approved the change in attribution of the 3.125% Exchangeable Debentures and the stock into which such debentures are exchangeable (approximately 5 million shares of Time Warner, Inc., 5 million shares of Time Warner Cable Inc. and 2 million shares of AOL, Inc.) and cash of $264 million from the Liberty Capital Group to the Liberty Interactive Group (“Split-Off Reattribution”).  The “TWX Reattribution” column in the accompanying condensed pro forma consolidated statements of operations is necessary to reflect the Split-Off Reattribution as if it had been completed as of January 1, 2010.

(3)                            On February 25, 2010, Liberty made the following changes:  (1) reattributed its 14.6% ownership interest in Live Nation Entertainment, Inc. from the Liberty Interactive Group to the Liberty Capital Group; (2) reattributed $1,421 million in principal amount of Exchangeable Senior Debentures from the Liberty Capital Group to the Liberty Interactive Group; (3) reattributed approximately $830 million in net taxable income to be recognized ratably in tax years 2014 to 2018 from the Liberty Capital Group to the Liberty Interactive Group; and (4) reattributed $807 million in cash from the Liberty Capital Group to the Liberty Interactive Group (the “2010 Reattribution”).  Liberty accounted for the 2010 Reattribution prospectively.  Additionally, the historical combined financial statements of Splitco have been prepared to reflect the 2010 Reattribution on a prospective basis.  Accordingly, the 2010 Reattribution column in the accompanying unaudited condensed pro forma consolidated statements of operations for the six months ended June 30, 2010 is necessary to reflect the 2010 Reattribution as if it had been completed as of January 1, 2010.